Exhibit   99.1

RESIGNATION

The undersigned, JOHN J. DUPONT, hereby resigns, effective as of 5:00 PM CST February 11, 2013, in all capacities as a director, officer, and employee of Utilicraft Aerospace Industries, Inc., a Nevada corporation.

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/s/ John J. Dupont
John J. Dupont